Exhibit 99.1

1st Quarter 2014 Statistical Supplement

CONTENTS

DUKE ENERGY CORPORATION

2	Consolidating Statement of Operations
4	Consolidating Balance Sheet

REGULATED UTILITIES

6	Consolidating Segment Income
8	Consolidating Balance Sheet
10	Operating Statistics (Regulated Utilities)
12	Operating Statistics (Duke Energy Carolinas)
14	Operating Statistics (Duke Energy Progress)
16	Operating Statistics (Duke Energy Florida)
18	Operating Statistics (Duke Energy Ohio - Electric)
20	Operating Statistics (Duke Energy Ohio - Gas)
21	Operating Statistics (Duke Energy Indiana)

INTERNATIONAL ENERGY

23	Operating Statistics

COMMERCIAL POWER

24	Operating Statistics

DUKE ENERGY OHIO SUPPLEMENT

25	Consolidating Statement of Operations

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Three Months Ended March 31, 2014
	Regulated	International	Commercial		Eliminations/
(in millions)	Utilities	Energy	Power	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$5,583	$—	$28	$(2)	$(31)	$5,578
Nonregulated electric, natural gas, and other	—	382	421	27	(6)	824
Regulated natural gas	222	—	—	—	—	222
Total operating revenues	5,805	382	449	25	(37)	6,624
Operating Expenses
Fuel used in electric generation and purchased power - regulated	2,000	—	—	—	—	2,000
Fuel used in electric generation and purchased power - nonregulated	—	107	293	16	(7)	409
Cost of natural gas and other	100	16	6	—	—	122
Operation, maintenance and other	1,306	83	109	38	(30)	1,506
Depreciation and amortization	677	23	61	29	—	790
Property and other taxes	343	2	12	1	—	358
Impairment charges (b)	1	—	1,381	—	—	1,382
Total operating expenses	4,427	231	1,862	84	(37)	6,567
Gains on Sales of Other Assets and Other, Net	1	—	—	—	—	1
Operating Income (Loss)	1,379	151	(1,413)	(59)	—	58
Other Income and Expenses	69	57	5	7	(7)	131
Interest Expense	270	23	15	105	(7)	406
Income (Loss) from Continuing Operations before Income Taxes	1,178	185	(1,423)	(157)	—	(217)
Income Tax Expense (Benefit)	441	51	(544)	(75)	—	(127)
Income (Loss) from Continuing Operations	737	134	(879)	(82)	—	(90)
Less: Net Income Attributable to Non-controlling Interest	—	4	—	—	—	4
Segment Income (Loss) / Net Expense	$737	$130	$(879)	$(82)	$—	$(94)
Income from Discontinued Operations, Net of Tax						(3)
Net Loss Attributable to Duke Energy Corporation						$(97)

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for Commercial Power relates to the planned disposition of the Midwest Generation business.

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Three Months Ended March 31, 2013
	Regulated	International	Commercial		Eliminations/
(in millions)	Utilities	Energy	Power	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$4,874	$—	$27	$16	$(28)	$4,889
Nonregulated electric, natural gas, and other	—	392	425	19	(12)	824
Regulated natural gas	186	—	—	—	(1)	185
Total operating revenues	5,060	392	452	35	(41)	5,898
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,703	—	—	—	—	1,703
Fuel used in electric generation and purchased power - nonregulated	—	131	329	5	(11)	454
Cost of natural gas and other	76	17	11	—	—	104
Operation, maintenance and other	1,199	87	117	46	(28)	1,421
Depreciation and amortization	536	26	63	36	(1)	660
Property and other taxes	326	2	13	3	(1)	343
Total operating expenses	3,840	263	533	90	(41)	4,685
Gains on Sales of Other Assets and Other, Net	2	—	—	—	—	2
Operating Income (Loss)	1,222	129	(81)	(55)	—	1,215
Other Income and Expenses	61	33	11	11	—	116
Interest Expense	236	21	15	95	—	367
Income (Loss) from Continuing Operations before Income Taxes	1,047	141	(85)	(139)	—	964
Income Tax Expense (Benefit)	391	42	(43)	(60)	—	330
Income (Loss) from Continuing Operations	656	99	(42)	(79)	—	634
Less: Net Income (Loss) Attributable to Non-controlling Interest	—	2	—	(2)	—	—
Segment Income(Loss)/Net Expense	$656	$97	$(42)	$(77)	$—	$634
Income from Discontinued Operations, Net of Tax						—
Net Income Attributable to Duke Energy Corporation						$634

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Assets

(Unaudited)

	March 31, 2014
	Regulated	International	Commercial		Eliminations/
(in millions)	Utilities	Energy	Power	Other	Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$100	$1,194	$4	$233	$—	$1,531
Short-term investments	—	6	—	—	—	6
Receivables, net	284	221	(26)	118	—	597
Restricted receivables of variable interest entities, net	2,161	—	38	—	—	2,199
Receivables from affiliated companies	710	133	883	12,502	(14,228)	—
Notes receivable from affiliated companies	787	—	85	305	(1,177)	—
Inventory	2,810	78	4	16	—	2,908
Assets held for sale	—	—	515	—	—	515
Regulatory assets	1,068	—	—	80	—	1,148
Other	766	50	199	703	(57)	1,661
Total current assets	8,686	1,682	1,702	13,957	(15,462)	10,565
Investments and Other Assets
Investments in equity method unconsolidated affiliates	3	79	250	54	—	386
Investments and advances (from) to subsidiaries	(283)	(17)	(10)	43,630	(43,320)	—
Nuclear decommissioning trust funds	5,231	—	—	—	—	5,231
Goodwill	15,950	328	64	—	—	16,342
Assets held for sale	—	106	2,235	—	—	2,341
Other	1,966	1,207	138	1,139	(1,199)	3,251
Total investments and other assets	22,867	1,703	2,677	44,823	(44,519)	27,551
Property, Plant and Equipment
Cost	92,345	3,528	2,403	1,598	—	99,874
Accumulated depreciation and amortization	(31,404)	(992)	(277)	(846)	—	(33,519)
Net property, plant and equipment	60,941	2,536	2,126	752	—	66,355
Regulatory Assets and Deferred Debits
Regulatory assets	8,695	—	71	372	—	9,138
Other	102	6	33	42	—	183
Total regulatory assets and deferred debits	8,797	6	104	414	—	9,321
Total Assets	101,291	5,927	6,609	59,946	(59,981)	113,792
Segment reclassifications, intercompany balances and other adjustments	(1,194)	(863)	(943)	(57,157)	60,157	—
Reportable Segment Assets	$100,097	$5,064	$5,666	$2,789	$176	$113,792

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	March 31, 2014
	Regulated	International	Commercial		Eliminations/
(in millions)	Utilities	Energy	Power	Other	Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,522	$41	$19	$310	$—	$1,892
Accounts payable to affiliated companies	13,155	4	63	986	(14,208)	—
Notes payable to affiliated companies	10	—	308	869	(1,187)	—
Notes payable and commercial paper	—	—	—	1,737	—	1,737
Taxes accrued	424	52	2	(55)	—	423
Interest accrued	358	29	1	96	(6)	478
Current maturities of long-term debt	345	103	483	(46)	—	885
Liabilities associated with assets held for sale	—	—	222	—	—	222
Regulatory liabilities	243	—	—	—	—	243
Other	1,228	86	63	299	(64)	1,612
Total current liabilities	17,285	315	1,161	4,196	(15,465)	7,492
Long-term Debt	26,610	959	948	10,483	—	39,000
Notes Payable to Affiliated Companies	450	—	—	747	(1,197)	—
Deferred Credits and Other Liabilities
Deferred income taxes	12,710	212	753	(1,823)	—	11,852
Investment tax credits	438	—	—	—	—	438
Accrued pension and other post-retirement benefit costs	896	1	29	344	—	1,270
Liabilities associated with assets held for sale	—	15	56	—	—	71
Asset retirement obligations	4,956	2	36	—	—	4,994
Regulatory liabilities	6,068	—	—	57	—	6,125
Other	1,185	72	116	388	—	1,761
Total deferred credits and other liabilities	26,253	302	990	(1,034)	—	26,511
Equity
Total Duke Energy Corporation shareholders’ equity	30,693	4,289	3,496	45,550	(43,319)	40,709
Noncontrolling interests	—	62	14	4	—	80
Total equity	30,693	4,351	3,510	45,554	(43,319)	40,789
Total Liabilities and Equity	101,291	5,927	6,609	59,946	(59,981)	113,792
Segment reclassifications, intercompany balances and other adjustments	(1,194)	(863)	(943)	(57,157)	60,157	—
Reportable Segment Liabilities and Equity	$100,097	$5,064	$5,666	$2,789	$176	$113,792

REGULATED UTILITIES

Consolidating Segment Income

(Unaudited)

	Three Months Ended March 31, 2014
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	Regulated
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	Utilities
Operating Revenues
Regulated electric	$2,000	$1,422	$1,116	$339	$845	$(139)	$5,583
Regulated natural gas	—	—	—	223	—	(1)	222
Total operating revenues	2,000	1,422	1,116	562	845	(140)	5,805
Operating Expenses
Fuel used in electric generation and purchased power - regulated	646	570	470	124	339	(149)	2,000
Cost of natural gas	—	—	—	99	—	1	100
Operation, maintenance and other	465	368	203	106	162	2	1,306
Depreciation and amortization	242	144	132	55	102	2	677
Property and other taxes	104	67	84	66	23	(1)	343
Impairment charges	—	—	1	—	—	—	1
Total operating expenses	1,457	1,149	890	450	626	(145)	4,427
Gains on Sales of Other Assets and Other, Net	—	1	—	—	—	—	1
Operating Income	543	274	226	112	219	5	1,379
Other Income and Expenses (a)	49	9	5	3	7	(4)	69
Interest Expense	101	57	49	20	43	—	270
Income from Continuing Operations before Income Taxes	491	226	182	95	183	1	1,178
Income Tax Expense	184	83	70	31	67	6	441
Segment Income	$307	$143	$112	$64	$116	$(5)	$737

(a) Contains an equity component of allowance for funds used during construction of $22 million for Duke Energy Carolinas.

REGULATED UTILITIES

Consolidating Segment Income

(Unaudited)

	Three Months Ended March 31, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	Regulated
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	Utilities
Operating Revenues
Regulated electric	$1,720	$1,210	$968	$306	$724	$(54)	$4,874
Regulated natural gas	—	—	—	186	—	—	186
Total operating revenues	1,720	1,210	968	492	724	(54)	5,060
Operating Expenses
Fuel used in electric generation and purchased power - regulated	513	455	405	103	293	(66)	1,703
Cost of natural gas	—	—	—	76	—	—	76
Operation, maintenance and other	422	336	203	104	143	(9)	1,199
Depreciation and amortization	222	137	52	49	78	(2)	536
Property and other taxes	100	59	79	65	22	1	326
Total operating expenses	1,257	987	739	397	536	(76)	3,840
Gains on Sales of Other Assets and Other, Net	2	—	—	—	—	—	2
Operating Income	465	223	229	95	188	22	1,222
Other Income and Expenses (a)	37	14	8	2	4	(4)	61
Interest Expense	83	48	49	17	41	(2)	236
Income from Continuing Operations before Income Taxes	419	189	188	80	151	20	1,047
Income Tax Expense	156	72	73	27	57	6	391
Segment Income	$263	$117	$115	$53	$94	$14	$656

(a) Contains an equity component of allowance for funds used during construction of $26 million for Duke Energy Carolinas and $11 million for Duke Energy Progress.

REGULATED UTILITIES

Consolidating Balance Sheet - Assets

(Unaudited)

	March 31, 2014
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	Regulated
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Utilities
Current Assets
Cash and cash equivalents	$17	$9	$10	$38	$26	$—	$100
Receivables, net	114	14	35	75	46	—	284
Restricted receivables of variable interest entities, net	705	538	318	—	—	600	2,161
Receivables from affiliated companies	134	457	38	319	141	(379)	710
Notes receivable from affiliated companies	337	65	110	83	190	2	787
Inventory	886	823	568	89	444	—	2,810
Regulatory assets	320	315	214	27	178	14	1,068
Other	226	294	83	35	108	20	766
Total current assets	2,739	2,515	1,376	666	1,133	257	8,686
Investment and Other Assets
Investments in equity method unconsolidated affiliates	—	1	2	—	—	—	3
Investments and advances to subsidiaries	47	(347)	9	(1)	—	9	(283)
Nuclear decommissioning trust funds	2,900	1,569	761	—	—	1	5,231
Goodwill	—	—	—	920	—	15,030	15,950
Other	994	458	250	41	212	11	1,966
Total investments and other assets	3,941	1,681	1,022	960	212	15,051	22,867
Property, Plant and Equipment
Cost	35,296	22,477	13,973	7,029	12,578	992	92,345
Accumulated depreciation and amortization	(12,125)	(8,749)	(4,337)	(2,196)	(3,994)	(3)	(31,404)
Net property, plant and equipment	23,171	13,728	9,636	4,833	8,584	989	60,941
Regulatory Assets and Deferred Debits
Regulatory assets	1,459	1,404	2,711	426	669	2,026	8,695
Other	45	35	44	9	25	(56)	102
Total regulatory assets and deferred debits	1,504	1,439	2,755	435	694	1,970	8,797
Total Assets	31,355	19,363	14,789	6,894	10,623	18,267	101,291
Segment reclassifications, intercompany balances and other adjustments	(176)	(622)	(134)	(158)	(57)	(47)	(1,194)
Reportable Segment Assets	$31,179	$18,741	$14,655	$6,736	$10,566	$18,220	$100,097

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	March 31, 2014
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	Regulated
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Utilities
Current Liabilities
Accounts payable	$540	$345	$311	$197	$129	$—	$1,522
Accounts payable to affiliated companies	175	297	101	15	—	12,567	13,155
Notes payable to affiliated companies	—	—	—	(3)	—	13	10
Taxes accrued	157	36	77	6	140	8	424
Interest accrued	136	77	66	30	51	(2)	358
Current maturities of long-term debt	47	6	11	197	5	79	345
Regulatory liabilities	44	68	104	12	15	—	243
Other	348	329	406	57	84	4	1,228
Total current liabilities	1,447	1,158	1,076	511	424	12,669	17,285
Long-term Debt	8,089	5,711	5,099	1,576	3,641	2,494	26,610
Notes Payable to Affiliated Companies	300	—	—	—	150	—	450
Deferred Credits and Other Liabilities
Deferred income taxes	5,757	2,658	1,834	1,237	1,193	31	12,710
Investment tax credits	208	83	1	6	140	—	438
Accrued pension and other post-retirement benefit costs	158	316	284	32	107	(1)	896
Asset retirement obligations	1,617	1,758	829	23	30	699	4,956
Regulatory liabilities	2,601	1,792	609	264	796	6	6,068
Other	667	129	275	69	45	—	1,185
Total deferred credits and other liabilities	11,008	6,736	3,832	1,631	2,311	735	26,253
Equity	10,511	5,758	4,782	3,176	4,097	2,369	30,693
Total Liabilities and Equity	31,355	19,363	14,789	6,894	10,623	18,267	101,291
Segment reclassifications, intercompany balances and other adjustments	(176)	(622)	(134)	(158)	(57)	(47)	(1,194)
Reportable Segment Liabilities and Equity	$31,179	$18,741	$14,655	$6,736	$10,566	$18,220	$100,097

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and notes payable related to Cinergy Receivables Company.

REGULATED UTILITIES

Operating Statistics (Regulated Utilities)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	25,665	20,919
Nuclear	16,966	17,182
Hydro	813	970
Oil & gas	10,758	10,783
Renewable Energy	3	3
Total generation (b)	54,205	49,857
Purchased power (c) and net interchange	7,374	7,566
Total sources of energy	61,579	57,423
Less: Line loss and company usage	3,021	2,823
Total GWh Sources	58,558	54,600

Electric Energy Sales (GWh) (d)
Residential	24,193	21,734
General service	18,147	17,545
Industrial	12,055	11,925
Other energy and wholesale	10,057	8,649
Change in unbilled	(584)	(206)
Total GWh Sales	63,868	59,647

Owned MW Capacity (a)
Summer	49,595	49,641
Winter	52,951	52,948

Nuclear Capacity Factor (%) (e)	95	97

(a)         Statistics reflect Duke Energy’s ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)          Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales.  Sources include only Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES

Operating Statistics (Regulated Utilities)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,556	$2,170
General service	1,513	1,379
Industrial	731	671
Other energy and wholesale (a)	656	562
Change in unbilled	(40)	(22)
Total Revenues	$5,416	$4,760

Average Number of Customers (in thousands)
Residential	6,265	6,201
General service	939	932
Industrial	18	19
Other energy and wholesale	23	22
Total Average Number of Customers	7,245	7,174

(a) Net of JDA Intercompany sales.

REGULATED UTILITIES

Operating Statistics (Duke Energy Carolinas)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	10,285	8,260
Nuclear	11,406	11,019
Hydro	500	614
Oil & gas	1,345	2,219
Renewable Energy	3	3
Total generation (b)	23,539	22,115
Purchased power (c) and net interchange	1,515	1,441
Total sources of energy	25,054	23,556
Less: Line loss and company usage	1,361	1,310
Total GWh Sources	23,693	22,246

Electric Energy Sales (GWh) (d)
Residential	8,564	7,705
General service	6,781	6,526
Industrial	4,914	4,811
Other energy and wholesale	3,615	3,194
Change in unbilled	(181)	10
Total GWh Sales	23,693	22,246

Owned MW Capacity (a)
Summer	19,770	20,407
Winter	20,496	21,136

Nuclear Capacity Factor (%) (e)	101	99

(a)         Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)          Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES

Operating Statistics (Duke Energy Carolinas)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$883	$748
General service	541	502
Industrial	276	253
Other energy and wholesale	240	163
Change in unbilled	(14)	(5)
Total Revenues	$1,926	$1,661

Average Number of Customers (in thousands)
Residential	2,082	2,062
General service	340	338
Industrial	7	7
Other energy and wholesale	14	14
Total Average Number of Customers	2,443	2,421

REGULATED UTILITIES

Operating Statistics (Duke Energy Progress)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	4,877	3,130
Nuclear	5,560	6,163
Hydro	254	282
Oil & gas	3,877	3,567
Total generation (b)	14,568	13,142
Purchased power (c) and net interchange	2,279	2,190
Total sources of energy	16,847	15,332
Less: Line loss and company usage	686	631
Total GWh Sources	16,161	14,701

Electric Energy Sales (GWh) (d)
Residential	5,580	4,959
General service	3,641	3,482
Industrial	2,381	2,444
Other energy and wholesale	4,556	3,781
Change in unbilled	3	35
Total GWh Sales	16,161	14,701

Owned MW Capacity (a)
Summer	12,221	12,202
Winter	13,334	13,240

Nuclear Capacity Factor (%) (e)	85	93

(a)         Statistics include Duke Energy Progress’ ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)          Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES

Operating Statistics (Duke Energy Progress)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$563	$485
General service	315	294
Industrial	157	154
Other energy and wholesale	350	235
Change in unbilled	1	3
Total Revenues	$1,386	$1,171

Average Number of Customers (in thousands)
Residential	1,252	1,238
General service	222	220
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,480	1,464

REGULATED UTILITIES

Operating Statistics (Duke Energy Florida)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	2,739	2,169
Oil & gas	5,269	4,806
Total generation (b)	8,008	6,975
Purchased power (c) and net interchange	1,064	1,683
Total sources of energy	9,072	8,658
Less: Line loss and company usage	411	641
Total GWh Sources	8,661	8,017

Electric Energy Sales (GWh) (d)
Residential	4,051	3,744
General service	3,248	3,224
Industrial	801	755
Other energy and wholesale	422	260
Change in unbilled	139	34
Total GWh Sales	8,661	8,017

Owned MW Capacity (a)
Summer	9,072	9,095
Winter	10,109	10,191

(a)         Statistics reflect Duke Energy Florida’s ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes.

REGULATED UTILITIES

Operating Statistics (Duke Energy Florida)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$560	$466
General service	348	302
Industrial	74	61
Other energy and wholesale	113	130
Change in unbilled	14	3
Total Revenues	$1,109	$962

Average Number of Customers (in thousands)
Residential	1,492	1,474
General service	191	188
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,687	1,666

REGULATED UTILITIES

Operating Statistics (Duke Energy Ohio - Electric)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	804	943
Total generation (b)	804	943
Purchased power (c) and net interchange	475	247
Total sources of energy	1,279	1,190
Less: Line loss and company usage	110	59
Total GWh Sources	1,169	1,131

Electric Energy Sales (GWh) (d)
Residential	2,779	2,498
General service	2,372	2,282
Industrial	1,436	1,396
Other energy and wholesale	134	148
Change in unbilled	(242)	(146)
Total GWh Sales	6,479	6,178

Owned MW Capacity (a)
Summer	1,039	1,039
Winter	1,141	1,141

(a)         Statistics reflect Duke Energy Ohio’s ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales.  Sources include only Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES

Operating Statistics (Duke Energy Ohio - Electric)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$204	$183
General service	110	101
Industrial	28	25
Other energy and wholesale	10	7
Change in unbilled	(14)	(10)
Total Revenues	$338	$306

Average Number of Electric Customers (in thousands)
Residential	744	737
General service	86	86
Industrial	3	3
Other energy and wholesale	3	3
Total Average Number of Electric Customers	836	829

REGULATED UTILITIES

Operating Statistics (Duke Energy Ohio - Gas)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
MCF Sales (a)
Residential	23,585,941	20,044,850
General service	13,692,491	11,648,545
Industrial	2,812,830	2,407,491
Other energy and wholesale	6,597,030	6,154,498
Change in unbilled	(2,467,000)	(912,000)
Total MCF Sales	44,221,292	39,343,384

Revenues from Distribution of Gas (in millions)
Residential	$150	$126
General service	65	54
Industrial	9	8
Other energy and wholesale	6	4
Change in unbilled	(9)	(6)
Total Revenues	$221	$186

Average Number of Gas Customers (in thousands)
Residential	476	471
General service	45	45
Industrial	2	2
Total Average Number of Gas Customers	523	518

(a)         Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES

Operating Statistics (Duke Energy Indiana)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	6,977	6,415
Hydro	59	74
Gas	250	193
Total generation (b)	7,286	6,682
Purchased power (c) and net interchange	2,041	2,005
Total sources of energy	9,327	8,687
Less: Line loss and company usage	453	182
Total GWh Sources	8,874	8,505

Electric Energy Sales (GWh) (d)
Residential	3,219	2,828
General service	2,105	2,031
Industrial	2,523	2,519
Other energy and wholesale	1,330	1,266
Change in unbilled	(303)	(139)
Total GWh Sales	8,874	8,505

Owned MW Capacity (a)
Summer	7,493	6,898
Winter	7,871	7,240

(a)         Statistics reflect Duke Energy Indiana’s ownership share of jointly owned stations.

(b)         Generation by source is reported net of auxiliary power.

(c)          Purchased Power includes Renewable Energy purchases.

(d)         Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes.

REGULATED UTILITIES

Operating Statistics (Duke Energy Indiana)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$346	$288
General service	199	180
Industrial	196	178
Other energy and wholesale	82	80
Change in unbilled	(27)	(13)
Total Revenues	$796	$713

Average Number of Customers (in thousands)
Residential	696	690
General service	100	100
Industrial	3	3
Other energy and wholesale	1	2
Total Average Number of Customers	800	795

INTERNATIONAL ENERGY

Operating Statistics

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Sales, GWh	5,421	4,756
Net proportional megawatt capacity in operation	4,600	4,584

COMMERCIAL POWER

Operating Statistics

(Unaudited)

	Three Months Ended March 31,
	2014	2013

Generation (GWh)
Coal	4,711	4,549
Gas	3,792	3,897
Renewables	1,589	1,405
Actual plant generation	10,092	9,851

Net proportional megawatt capacity in operation	7,770	8,094

DUKE ENERGY OHIO SUPPLEMENT

Consolidating Statement of Operations

(Unaudited)

	Three Months Ended March 31, 2014
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
	Ohio
	Transmission &	Duke Energy
(in millions)	Distribution	Kentucky, Inc.
Operating Revenues
Regulated electric (a)	$239	$100	$28	$—	$367
Nonregulated electric and other	—	—	180	(7)	173
Regulated natural gas	163	60	—	—	223
Total operating revenues	402	160	208	(7)	763
Operating Expenses
Fuel used in electric generation and purchased power - regulated	70	54	—	—	124
Fuel used in electric generation and purchased power - nonregulated	—	—	139	(8)	131
Cost of natural gas sold	66	33	3	—	102
Operation, maintenance and other	72	34	71	4	181
Depreciation and amortization	44	11	36	—	91
Property and other taxes	63	3	9	—	75
Impairment charges (b)	—	—	1,417	—	1,417
Total operating expenses	315	135	1,675	(4)	2,121
Operating Income (Loss)	87	25	(1,467)	(3)	(1,358)
Other Income and Expenses	2	1	—	—	3
Interest Expense	16	4	2	—	22
Income (Loss) before Income Taxes	73	22	(1,469)	(3)	(1,377)
Income Tax Expense (Benefit)	23	8	(518)	—	(487)
Net Income (Loss)	$50	$14	$(951)	$(3)	$(890)

(a)         The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b)         The amount for Commercial Power relates to the planned disposition of the Midwest Generation business.

DUKE ENERGY OHIO SUPPLEMENT

Consolidating Statement of Operations

(Unaudited)

	Three Months Ended March 31, 2013
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
	Ohio
	Transmission &	Duke Energy
(in millions)	Distribution	Kentucky, Inc.
Operating Revenues
Regulated electric (a)	$220	$86	$27	$—	$333
Nonregulated electric and other	—	—	239	(11)	228
Regulated natural gas	141	45	—	—	186
Total operating revenues	361	131	266	(11)	747
Operating Expenses
Fuel used in electric generation and purchased power - regulated	70	33	—	—	103
Fuel used in electric generation and purchased power - nonregulated	—	—	251	(11)	240
Cost of natural gas sold	54	22	—	—	76
Operation, maintenance and other	76	28	72	9	185
Depreciation and amortization	38	11	39	—	88
Property and other taxes	61	4	7	—	72
Total operating expenses	299	98	369	(2)	764
Operating Income (Loss)	62	33	(103)	(9)	(17)
Other Income and Expenses	2	—	—	—	2
Interest Expense	13	4	1	—	18
Income (Loss) before Income Taxes	51	29	(104)	(9)	(33)
Income Tax Expense (Benefit)	17	10	(37)	(2)	(12)
Net Income (Loss)	34	19	(67)	(7)	(21)

(a)         The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).